Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Eco Building Products, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Tom Comery, Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of Eco Building Products, Inc.

Date: November 25, 2016

/s/ Tom Comery
Tom Comery
(Principal Executive Officer)